UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 19, 2011

Date of Report (Date of earliest event reported)

STEC, INC.

(Exact name of registrant as specified in its charter)

California	000-31623	33-0399154
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3001 Daimler Street

Santa Ana, California 92705-5812

(Address of principal executive offices) (Zip Code)

(949) 476-1180

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 19, 2011, STEC, Inc. (the “Company”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s 2010 Incentive Award Plan (the “2010 Plan”), increasing the number of shares reserved for issuance thereunder by 2,000,000 shares to 6,600,000 shares. The other terms and conditions of the 2010 Plan were not changed. The foregoing summary is qualified in its entirety by reference to the 2010 Plan, which was filed as Appendix A to the Company’s Definitive Proxy Statement filed with Securities and Exchange Commission on April 16, 2010, and the Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) As disclosed under Item 5.02 above, the Company held the Annual Meeting on May 19, 2011.

(b) At the Annual Meeting, the shareholders of the Company:

(1) Elected the seven nominated directors for a one-year term expiring at the 2012 annual meeting of shareholders, as follows:

Director Nominees	For	Withheld	Broker Non-Votes
Manouch Moshayedi	32,170,794	818,428	10,986,387
Mark Moshayedi	32,489,024	500,198	10,986,387
F. Michael Ball	30,504,039	2,485,183	10,986,387
Rajat Bahri	30,714,147	2,275,075	10,986,387
Christopher W. Colpitts	32,550,611	438,611	10,986,387
Kevin C. Daly, Ph.D.	30,728,507	2,260,715	10,986,387
Matthew L. Witte	27,154,005	5,835,217	10,986,387

(2) Approved the Amendment, as follows:

For	Against	Abstain	Broker Non-Votes
18,276,401	14,674,331	38,490	10,986,387

(3) Approved, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
31,927,486	1,010,478	51,258	10,986,387

(4) Approved, on an advisory basis, one year as the frequency for future advisory votes on the compensation of the Company’s named executive officers, as follows:

Three Years	Two Years	One Year	Abstentions
14,124,095	498,393	18,276,758	89,976

(5) Ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, as follows:

For	Against	Abstain	Broker Non-Votes
43,310,776	616,405	48,428	0

(c) Not applicable.

(d) On May 23, 2011, following the Annual Meeting and after considering the results of the vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers (the “Frequency Vote”), the Board determined to hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next required Frequency Vote.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1†	2010 Incentive Award Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2010).

10.2†	First Amendment to the Registrant’s 2010 Incentive Award Plan

†	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEC, Inc.

	By:	/s/ ROBERT M. SAMAN
Robert M. Saman
Date: May 24, 2011		General Counsel